UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3578

Aquila Three Peaks High Income Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/10

Date of reporting period: 12/31/10

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2010
Aquila Three Peaks High Income Fund

A fund designed for investors seeking high current income

Aquila Three Peaks High Income Fund “Seeking Stability in Volatile Times”

February, 2011

Dear Fellow Shareholder:

     For the capital markets, 2010 brought about some new concerns with which to contend. The European debt crisis has had several moments in the spotlight and, while seemingly contained for the time being, concerns still exist. This crisis has led many to look at the financial stability of the United States. Budget deficits in the U.S. have been increasing at federal, state and local government levels, as the “Great Recession” has taken its toll on tax revenues and the compromise to cut spending has yet to be found. The Federal Reserve began actively buying Treasury securities in an attempt to keep rates low. Such lower interest rates are hoped to lead to increased lending which would help create economic growth and promote hiring. While job growth was created throughout 2010, it wasn’t enough to meaningfully decrease the unemployment rate, which lingered above 9.5% for most of the year. We feel that job growth will be necessary for a healthy economy in 2011, as consumers continue to face considerable challenges. Consumer related debt concerns also still exist, as foreclosures remain elevated and delinquencies on other forms of debt, such as student loans, have become more prevalent.

     On a more positive note, companies continued to repair balance sheets throughout 2010, and operating performance began to show signs of strength due to growth in revenues, which had been a key concern heading into 2010. The high yield market continued to focus on providing liquidity to companies that wanted to refinance debt, strengthen balance sheets or expand in a way that would help grow operations. We will continue to monitor the credit risk and interest rate risk of every security in the portfolio, as we strive to be prudent financial stewards.

     We continually seek to avoid highly-cyclical industries, since the volatile operating trends inherent in these industries can be dangerous when trying to support a balance sheet that has debt.

     Despite some concerns, we continue to see encouraging signs in the business operating environment and from business balance sheets that lead us to believe the relative strength in high yield can be sustained. Many high yield companies reported increasingly better results throughout 2010, in addition to refinancing debt maturities and strengthening their balance sheets. High yield debt maturing between 2012 and 2014 has been reduced significantly over the last two years, which has provided a much larger maturity cushion than what we saw in 2008. Key technical indicators of the market such as spreads and the default rate remain favorable, and the asset class continues to experience positive investor inflows. We also believe the asset class could continue to benefit from a reallocation out of Treasuries and other duration sensitive securities, as investors search for higher yielding fixed income options and less exposure to interest rate risk.

NOT A PART OF THE ANNUAL REPORT

     That said, we remain cautious with regard to lower-rated and more cyclical companies as we believe any falter in economic strength could impact these types of companies’ ability to support leverage and reduce debt. Additionally, with Treasury rates seemingly on the rise, we remain focused towards the shorter end of the maturity spectrum so as to avoid interest rate risk to the extent possible. We continue to believe that once the Federal Reserve stops supporting lower rates through open market purchases of Treasury securities, rates could move higher as the economy remains firm.

     As is often the case, our underweight stance in the financial, airline and auto industries adversely impacted the Fund’s relative performance. We have noted in past commentaries that we rarely invest in these industries since many of the companies are often very difficult with which to communicate, difficult to analyze due to their large scale and multiple business segments, and in the case of airlines and autos, are highly cyclical. The Fund remains invested in what we believe to be many of the higher quality names within the high yield universe. We continue to seek to focus on companies that operate exclusively in one industry and don’t span multiple business lines. We believe that this improves investors’ ability to analyze these companies and makes it easier to manage from a company standpoint. We seek diversification by investing across a broad set of industries and by avoiding significant exposure to any one company or industry.

     We continue to believe our strategy should give investors a sense of comfort as we progress through these periods of uncertainty and heightened volatility. It remains our goal to provide a stable total return while tempering volatility, to the extent possible, through careful credit selection and a shorter maturity profile.

Sincerely

Sandy Rufenacht Co-Portfolio Manager	Diana P. Herrmann President and Trustee

Consideration should be given to the risks of investing, including potential loss of value, market risk, interest rate risk, credit risk, and geographic concentration. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NOT A PART OF THE ANNUAL REPORT

Aquila Three Peaks High Income Fund ANNUAL REPORT Management Discussion

Performance Overview - Fourth Quarter 2010

     The Barclays High-Yield Bond Index was up 3.22% for the fourth quarter. Driven by a search for yield and strong operating performance from many companies, the Barclays Index posted a 2.58% return during October and continued to strengthen into the first part of November. For the month of November, the Barclays Index was down 1.17%, however, as fear reignited over European debt contagion, Treasury yields increased, and uncertainty surrounding several fiscal policies emerged. In December, as the Treasury and other interest rate sensitive markets underperformed, money began to be reallocated into the high yield asset class due to its higher income capabilities and lower sensitivity to rising interest rates. The near $2.5 billion of inflows experienced throughout the month lead to a 1.8% return and helped the asset class finish the year on a high note.

     The Aquila Three Peaks High Income Fund Class Y shares (ATPYX) posted a 1.65% return for the 4th quarter. Our overweight stance in the more stable and less cyclical segments of the market hindered the performance during the quarter. The Fund underperformed the Barclays Index due to minimal or no investment in the financial-related, automotive, airline, chemical and other cyclical segments, which continued to benefit as the flight-to-risk trade persists. The month of November highlights the stability of our strategy as ATPYX posted a loss of 0.60% compared to a loss of 1.17% posted by the Barclays High-Yield Bond Index. Having a shorter maturity profile and higher credit quality portfolio helped offset the volatility and downward pressure experienced by longer maturing and lower rated securities. Our sector selection also benefited the Fund’s performance during November due to our positioning in lower-beta and less cyclical industries during the month. We continue to place a heavy emphasis on stability in the investment selection process by highlighting industries and companies that show predictability in operating performance and exhibit bondholder friendly actions.

     We remain cautious with regard to overall consumer spending patterns given a persistent weakness in the housing environment and an unemployment rate that has remained above 9% for 20 consecutive months and has yet to exhibit any real downward momentum. We are also increasingly concerned by recent movements in gasoline prices, as well as agricultural and material input costs. The national average retail gasoline price increased from $2.65 at the start of 2010 to $3.07 at the end of the year. Since the beginning of 2009, the price of retail gasoline is up 90%. Cotton, corn and wheat, all key components of many consumer end-market goods, have increased 97%, 76%, and 56%, respectively, since the summer months of 2010. These increased prices serve as a “hidden tax” on the consumer and can cause reduced spending on other goods and services that help drive GDP growth. This is more of a concern with rising gasoline prices which is directly

MANAGEMENT DISCUSSION (continued)

felt by the consumer, whereas some of the rise in the other commodities may be less noticeable and can be spread out across multiple goods.

     For the 4th quarter, the 10-year Treasury note returned negative 5.56%, the S&P 500 returned 10.76%, the Dow Jones Industrial Average returned 8.04% and the NASDAQ Composite returned 12.34%. It remains our opinion that both the Treasury market and the equity market could experience heightened volatility over the foreseeable future as investors try to decipher the strength of economic recovery, the strength of the consumer, and the financial impact of persistently high unemployment and to assess the possibility of below average growth for an extended period of time.

Performance Overview – Full Year 2010

     For the year, the Barclays High-Yield Bond Index posted a 15.12% return. As previously mentioned, the financial-related segments which were up 25.35%, were the best performing and most impactful group to the Index. Excluding financial-related names, the Barclays Index would have posted a 13.57% return for the year. Other top performing industries during the year included: gaming (+20.5%), airlines (+18.8%), autos (+17.5%) and chemicals (+17.5%). Additionally, the most distressed names in the Barclays Index, which include defaulted names, significantly outperformed during 2010 by posting a 31.34% return. As a general strategy, we do not invest in severely distressed or defaulted names.

     In times of uncertainty and heightened asset price volatility, we are reminded of the relative stability we believe our strategy displays. During the year, the high yield market experienced five very volatile months: February, May, June, August, and November; in which we believe the Fund performed exceptionally well relative to the majority of risk assets, including the high yield market.

     Due to the strong new issue market, the Fund experienced many positive corporate actions throughout the year whereby companies called or tendered for bonds the Fund owned, often paying a premium to where the bonds were marked, and creating a natural turnover which allowed us to redeploy the proceeds into other securities we deemed attractive. We expect these positive corporate actions to continue throughout 2011 as companies seek to refinance debt at a lower rate while extending nearing debt maturities.

High Yield Review – Fourth Quarter and Full Year 2010

Spreads – After tightening 71 basis points (bps) during the third quarter of 2010, high yield spreads tightened 82 bps during the fourth quarter to end the year at 577 bps. As we had expected, spread levels trended with monthly performance, whereby spreads tightened during October and December and widened slightly during November. For the year, spreads decreased 80 bps.

Yield – The yield of the high yield market decreased 28 bps during the quarter to finish the year at 7.55%. Yields extended the downward trend experienced during the third quarter throughout October and into November before bottoming in early November at 7.16%. After increasing 75 bps during the last three weeks of November, yields continued lower throughout December. For the year, the yield of the market declined 146 bps.

MANAGEMENT DISCUSSION (continued)

As the economy continues to show signs of strength and the Federal Reserve (the “Fed”) begins to reduce its buying of Treasuries in the open market, we believe the upward pressure on yields will continue. The Fed has managed to keep rates relatively low throughout 2010; however, we are concerned that once they stop actively making open market purchases, rates could rise at an escalating pace, so long as the economy is firm.

Default Rate – Default activity increased slightly during the 4th quarter as 11 companies defaulted on $5.4 billion of bonds. Many of the names that defaulted were already considered distressed, thus there weren’t many negative surprises to the market in the form of defaults. For the year, 21 companies defaulted on $7.9 billion of bonds, which is a drastic improvement over 2009 when 70 companies defaulted on $94.6 billion. After starting the year at 10.23%, the default rate steadily declined to finish near a multi-year low of 0.79%.

Bond Prices Reflective of Future Defaults – The strength exhibited from the high yield market positively impacted the overall price of the market during the fourth quarter and throughout the year. The median price increased to $102.5 from $102.25 at the end of last quarter and from $99.13 at the end of 2009, while the average price increased to $101.08 from $99.88 and $94.57 over the same time periods. The high yield market is continually assessing the risk of default and continues to indicate that there simply are not very many default candidates in the current environment.

Demand – Demand for high yield bonds continued to be robust throughout the fourth quarter as $4.9 billion came into the asset class, according to Lipper (formerly AMG Data Services). After experiencing a slight outflow during the first half of the year, high yield mutual funds took in $13.3 billion during the remaining six months of 2010. For the year, high yield mutual funds experienced $13.0 billion of inflows and garnered inflows in all months except May and November. We continue to expect inflows into the asset class as investors search for yield against other fixed income asset classes and continue to look for less volatile alternatives to generate return. Should rates continue to rise, which is our belief so long as the economy remains firm, we would expect this rotation of money to continue to benefit the high yield asset class.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund for the period June 8, 2006 (inception) through December 31, 2010 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index. The performance of each of the other classes is not shown in the graph but is included in the table below. In prior “Performance Reports”, Class A shares performance was graphed. The chart below now shows Class Y shares which is consistent with the bar chart disclosure in the Fund’s prospectus. It should be noted that the Barclays Capital U.S. Corporate High-Yield Bond Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2010
		Since
Class and Inception Date	1 Year	Inception
Class A (commenced operations on 6/01/06)
With Maximum Sales Charge	5.16%	4.21%
Without Sales Charge	9.60	5.14
Class C (commenced operations on 6/08/06)
With CDSC	7.68	4.32
Without CDSC	8.73	4.32
Class I (commenced operations on 6/29/06)
No Sales Charge	9.51	5.37
Class Y (commenced operations on 6/08/06)
No Sales Charge	9.81	5.35
Barclays Capital U.S.
Corporate High-Yield Bond Index	15.12	8.94	(Class A & Y)
		8.96	(Class C)
		9.36	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Classes I and Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Aquila Three Peaks High Income Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Three Peaks High Income Fund as of December 31, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 1, 2006 (commencement of operations) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2011

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2010

Principal
Amount	Security Description	Value

	Corporate Bonds (90.8%)
	Advertising Agencies (1.4%)
	Interpublic Group of Companies, Inc.
$4,250,000	6.250%, 11/15/14	$4,584,687
	Advertising Sales (0.2%)
	Lamar Media Corp.
500,000	6.625%, 08/15/15	512,500
	Apparel Manufacturers (4.9%)
	Hanesbrand, Inc.
6,000,000	8.000%, 12/15/16	6,435,000
	Levi Strauss & Co.
8,750,000	8.875%, 04/01/16	9,231,250
		15,666,250
	Broadcast Service/Programming (3.4%)
	Liberty Media Corp.
10,750,000	5.700%, 05/15/13	11,072,500
	Cable/Satellite TV (4.7%)
	EchoStar DBS Corp.
14,500,000	6.625%, 10/01/14	15,043,750
	Casino Hotels (2.9%)
	Las Vegas Sands Corp.
9,250,000	6.375%, 02/15/15	9,446,562
	Chemicals - Specialty (0.5%)
	Nalco Co.
1,500,000	8.875%, 11/15/13	1,523,438
	Coal (1.0%)
	Arch Western Finance, LLC
1,295,000	6.750%, 07/01/13	1,307,950
	Massey Energy Co.
1,750,000	6.875%, 12/15/13	1,771,875
		3,079,825

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2010

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Commercial Services (4.5%)
	Iron Mountain, Inc.
$8,000,000	7.750%, 01/15/15	$8,020,000
6,250,000	6.625%, 01/01/16	6,273,437
		14,293,437
	Computer Services (0.2%)
	SunGard Data Systems, Inc.
500,000	10.250%, 08/15/15	525,625
	Consumer Products - Miscellaneous (1.0%)
	Jarden Corp.
3,000,000	8.000%, 05/01/16	3,266,250
	Containers - Metal/Glass (3.8%)
	Ball Corp.
3,000,000	7.125%, 09/01/16	3,232,500
	Crown Americas Capital Corp.
4,500,000	7.750%, 11/15/15	4,680,000
	Owens-Brockway Glass Container, Inc.
1,125,000	7.375%, 05/15/16	1,195,313
	Silgan Holdings, Inc.
2,750,000	7.250%, 08/15/16	2,928,750
		12,036,563
	Containers - Paper/Plastic (4.9%)
	Graham Packaging Co.
7,500,000	9.875%, 10/15/14	7,762,500
	Graphic Packaging International, Inc.
5,894,000	9.500%, 08/15/13	6,011,880
	Rock-Tenn Co.
2,000,000	5.625%, 03/15/13	2,065,000
		15,839,380
	Diverse Operations/Commercial Services (1.9%)
	Aramark Corp.
6,000,000	8.500%, 02/01/15	6,270,000

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2010

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Electronic Components - Semiconductor (1.6%)
	Amkor Technology, Inc.
$5,000,000	9.250%, 06/01/16	$5,300,000
	Food - Retail (1.4%)
	Ingles Markets, Inc.
1,500,000	8.875%, 05/15/17	1,605,000
	Stater Brothers Holdings, Inc.
1,350,000	8.125%, 06/15/12	1,352,700
1,000,000	7.750%, 04/15/15	1,027,500
	SuperValu, Inc.
500,000	8.000%, 05/01/16	478,750
		4,463,950
	Funeral Service & Related Items (2.9%)
	Service Corp. International
8,750,000	7.375%, 10/01/14	9,384,375
	Gambling- Non-Hotel (0.5%)
	Pinnacle Entertainment, Inc.
1,500,000	7.500%, 06/15/15	1,503,750
	Hotels & Motels (2.2%)
	ITT Corp.
5,000,000	7.375%, 11/15/15	5,625,000
	Wyndham Worldwide Corp.
1,500,000	6.000%, 12/01/16	1,569,653
		7,194,653
	Machinery - Farm (2.0%)
	Case New Holland, Inc.
6,000,000	7.750%, 09/01/13	6,450,000
	Medical - Hospitals (7.1%)
	Community Health Systems, Inc.
7,500,000	8.875%, 07/15/15	7,875,000
	HCA, Inc.
14,500,000	6.750%, 07/15/13	14,898,750
		22,773,750

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2010

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Oil Company - Exploration & Production (9.6%)
	Berry Petroleum Co.
$4,000,000	10.250%, 06/01/14	$4,590,000
	Bill Barrett Corp.
7,500,000	9.875%, 07/15/16	8,231,250
	Encore Acquisition Co.
2,500,000	9.500%, 05/01/16	2,775,000
	Denbury Resources, Inc.
4,000,000	9.750%, 03/01/16	4,460,000
	Penn Virginia Corp.
2,250,000	10.375%, 06/15/16	2,508,750
	Petrohawk Energy Corp.
7,750,000	7.875%, 06/01/15	8,069,688
		30,634,688
	Paper & Related Products (1.8%)
	Georgia Pacific Corp.
5,000,000	7.700%, 06/15/15	5,725,000
	Pipelines (1.8%)
	Atlas Pipeline Partners L.P.
500,000	8.125%, 12/15/15	515,000
	Copano Energy L.L.C.
500,000	8.125%, 03/01/16	515,000
	El Paso Corp.
4,000,000	8.250%, 02/15/16	4,640,000
		5,670,000
	Printing/Commercial (1.3%)
	Valassis Communications, Inc.
4,000,000	8.250%, 03/01/15	4,185,000
	Private Corrections (1.7%)
	Corrections Corporation of America
3,750,000	6.250%, 03/15/13	3,787,500
1,500,000	6.750%, 01/31/14	1,524,375
		5,311,875

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2010

Principal
Amount	Security Description	Value

	Corporate Bonds (continued)
	Real Estate Investment Trust - Hotels (0.2%)
	Host Marriott, L.P.
$549,000	7.125%, 11/01/13	$557,235
	Resorts/Theme Parks (3.5%)
	Universal City Development Partners, Ltd.
3,000,000	8.875%, 11/15/15	3,187,500
	Vail Resorts, Inc.
8,000,000	6.750%, 02/15/14	8,100,000
		11,287,500
	Satellite Telecommunications (1.1%)
	GeoEye, Inc.
2,350,000	9.625%, 10/01/15	2,655,500
825,000	8.625%, 10/01/16	862,125
		3,517,625
	Telecom Services (0.2%)
	tw telecom holdings,inc.
500,000	8.000%, 03/01/18	531,250
	Telephone - Integrated (11.1%)
	Cincinnati Bell, Inc.
2,500,000	7.000%, 02/15/15	2,481,250
	Citizens Communications Co.
10,000,000	6.625%, 03/15/15	10,450,000
	Qwest Communications International, Inc.
15,500,000	7.500%, 02/15/14	15,693,750
	Windstream Corp.
6,250,000	8.125%, 08/01/13	6,875,000
		35,500,000
	Theaters (2.2%)
	AMC Entertainment, Inc.
7,000,000	8.000%, 03/01/14	7,070,000

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2010

Principal
Amount	Security Description		Value

	Corporate Bonds (continued)
	Transport - Rail (1.5%)
	Kansas City Southern Railway Co.
$4,500,000	8.000%, 06/01/15		$4,837,500
	Wireless Equipment (1.8%)
	Crown Castle International Corp.
5,250,000	9.000%, 01/15/15		5,788,125
	Total Corporate Bonds		290,847,043

	Total Investments (cost $278,493,745 - note 4)	90.8%	290,847,043
	Other assets less liabilities	9.2	29,585,476
	Net Assets	100.0%	$320,432,519

Portfolio	Percent of	Portfolio	Percent of
Distribution (unaudited)	Investments	Distribution (unaudited)	Investments

Advertising Agencies	1.6%	Gambling - Non-Hotel	0.5%
Advertising Sales	0.2	Hotels & Motels	2.5
Apparel Manufacturers	5.4	Machinery - Farm	2.2
Broadcast Service/Programming	3.8	Medical - Hospitals	7.8
Cable/Satellite TV	5.2	Oil Company - Exploration &
Casino Hotels	3.3	Production	10.5
Chemicals - Specialty	0.5	Paper & Related Products	2.0
Coal	1.1	Pipelines	2.0
Commercial Services	4.9	Printing/Commercial	1.4
Computer Services	0.2	Private Corrections	1.8
Consumer Products - Miscellaneous	1.1	Real Estate Investment Trust - Hotels	0.2
Containers - Metal/Glass	4.1	Resorts/Theme Parks	3.9
Containers - Paper/Plastic	5.4	Satellite Telecommunications	1.2
Diverse Operations/Commercial		Telecom Services	0.2
Services	2.2	Telephone - Integrated	12.2
Electronic Components -		Theaters	2.4
Semiconductor	1.8	Transport - Rail	1.7
Food - Retail	1.5	Wireless Equipment	2.0
Funeral Service & Related Items	3.2		100.0%

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

ASSETS
Investments at value (cost $278,493,745)	$290,847,043
Cash	24,817,766
Interest receivable	6,176,405
Receivable for Fund shares sold	1,844,706
Other assets	15,126
Total assets	323,701,046
LIABILITIES
Dividends payable	2,468,915
Payable for Fund shares redeemed	542,959
Management fees payable	174,980
Distribution and service fees payable	3,072
Accrued expenses and other liabilities	78,601
Total liabilities	3,268,527
NET ASSETS	$320,432,519
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$354,110
Additional paid-in capital	307,111,688
Net unrealized appreciation on investments (note 4)	12,353,298
Accumulated net realized gain on investments	613,423
	$320,432,519
CLASS A
Net Assets	$50,570,280
Capital shares outstanding	5,590,149
Net asset value and redemption price per share	$9.05
Maximum offering price per share (100/96 of $9.05 adjusted to nearest cent)	$9.43
CLASS C
Net Assets	$32,787,933
Capital shares outstanding	3,624,501
Net asset value and offering price per share	$9.05
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$9.05	*
CLASS I
Net Assets	$90,915,432
Capital shares outstanding	10,043,973
Net asset value, offering and redemption price per share	$9.05
CLASS Y
Net Assets	$146,158,874
Capital shares outstanding	16,152,361
Net asset value, offering and redemption price per share	$9.05

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

Investment Income:

Interest income		$20,791,893

Expenses:

Management fees (note 3)	$1,901,264
Distribution and service fees (note 3)	508,432
Transfer and shareholder servicing agent fees (note 3)	375,072
Trustees’ fees and expenses	109,573
Legal fees (note 3)	92,553
Registration fees and dues	84,989
Shareholders’ reports	43,794
Fund accounting fees	41,822
Auditing and tax fees	22,499
Custodian fees (note 7)	13,663
Insurance	11,754
Chief compliance officer (note 3)	4,336
Miscellaneous	32,022
Total expenses	3,241,773

Expenses paid indirectly (note 7)	(3,886)
Net expenses		3,237,887
Net investment income		17,554,006

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	6,595,670
Change in unrealized appreciation on investments	2,855,916

Net realized and unrealized gain (loss) on investments		9,451,586
Net change in net assets resulting from operations		$27,005,592

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
OPERATIONS:
Net investment income	$17,554,006	$13,401,914
Net realized gain (loss) from securities transactions	6,595,670	4,489,918
Change in unrealized appreciation (depreciation) on investments	2,855,916	18,156,825
Change in net assets resulting from operations	27,005,592	36,048,657
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,869,658)	(2,363,000)
Net realized gain on investments	(1,312,101)	–
Class C Shares:
Net investment income	(1,529,003)	(1,117,440)
Net realized gain on investments	(854,520)	–
Class I Shares:
Net investment income	(5,002,151)	(3,579,469)
Net realized gain on investments	(2,339,282)	–
Class Y Shares:
Net investment income	(8,154,222)	(6,342,733)
Net realized gain on investments	(3,774,756)	–
Change in net assets from distributions	(25,835,693)	(13,402,642)
CAPITAL SHARE TRANSACTIONS (note 5):
Proceeds from shares sold	123,275,900	193,917,545
Short-term trading redemption fees	11,464	15,666
Reinvested dividends and distributions	19,080,893	10,377,980
Cost of shares redeemed	(93,228,340)	(35,585,443)
Change in net assets from capital share transactions	49,139,917	168,725,748
Change in net assets	50,309,816	191,371,763
NET ASSETS:
Beginning of period	270,122,703	78,750,940
End of period	$320,432,519	$270,122,703

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1. Organization

     Aquila Three Peaks High Income Fund (the “Fund”) is an open-end investment company, which is organized as a Massachusetts business trust. The Fund is a diversified portfolio and on June 1, 2006 began its current investment operations to obtain high current income with capital appreciation as a secondary objective when consistent with its primary objective. The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge (of varying size depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the bid price. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2010:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs –
Corporate Obligations*	290,847,043
Level 3 – Significant Unobservable Inputs	—
Total	$290,847,043

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2007-2009) or expected to be taken in the Fund’s 2010 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2010, a reclassification was made to increase undistributed net income by $1,028 and decrease accumulated net realized gains on investments by $1,028. These reclassifications had no effect on net assets or net asset value per share.

i)
Accounting pronouncement: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure became effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal year ends beginning after December 15, 2010, and for interim periods within those fiscal years. Management has calculated the impact and has incorporated the appropriate disclosures required by the ASU in its financial statement disclosures.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets.

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.45% on the first $100 million of net assets, 0.40% on the next $150 million of net assets and 0.35% on net assets above $250 million.

     The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that total Fund expenses will not exceed 1.15% for Class A Shares, 1.95% for Class C Shares, 1.22% for Class I Shares and 0.95% for Class Y Shares. The Manager has advised the Fund that it intends to continue to waive fees an/or reimburse Fund expenses as necessary in order that the Fund remains competitive. For a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations. As of December 31, 2010, the Manager may recover waived and/or reimbursed expenses in the amount of $541,874 of which $236,720 expires on December 31, 2011 and $305,154 expires on December 31, 2012 so long as any current contractual limitations are not exceeded.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended December 31, 2010, distribution fees on Class A Shares amounted to $95,854, of which the Distributor retained $5,517.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2010, amounted to $222,297. In addition, under a Shareholder Services Plan, the Fund is authorized to make

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2010, amounted to $74,099. The total of these payments made with respect to Class C Shares amounted to $296,396, of which the Distributor retained $52,205.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2010, these payments were made at the average annual rate of 0.29% (0.14% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $240,917 of which $116,182 related to the Plan and $124,735 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through intermediaries. For the year ended December 31, 2010, total commissions on sales of Class A Shares amounted to $258,026 of which the Distributor received $54,218.

c) Other Related Party Transactions

     For the year ended December 31, 2010, the Fund incurred $91,652 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund’s ongoing operations. The Secretary of the Fund is Of Counsel to that firm.

4. Purchases and Sales of Securities

     During the year ended December 31, 2010, purchases of securities and proceeds from the sales of securities aggregated $223,100,743 and $192,555,060, respectively.

     At December 31, 2010, the aggregate tax cost for all securities was $278,493,745. At December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $12,668,485 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $315,187 for a net unrealized appreciation of $12,353,298.

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

5. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2010			December 31, 2009
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold .	1,777,189	$16,244,226		3,693,832	$31,395,957
Reinvested distributions	289,557	2,630,350		165,418	1,426,286
Cost of shares redeemed	(1,317,085)	(12,062,276)		(1,086,773)	(9,349,118)
Net change	749,661	6,812,300		2,772,477	23,473,125
Class C Shares:
Proceeds from shares sold .	1,352,258	12,345,100		2,112,246	17,927,833
Reinvested distributions	112,670	1,023,270		53,899	465,543
Cost of shares redeemed	(699,958)	(6,397,209)		(164,710)	(1,414,583)
Net change	764,970	6,971,161		2,001,435	16,978,793
Class I Shares:
Proceeds from shares sold .	3,267,326	29,680,763		5,616,858	48,813,606
Reinvested distributions	770,705	7,008,843		405,656	3,502,526
Cost of shares redeemed	(2,448,798)	(22,305,340	)(a)	(1,598,053)	(13,637,774	)(a)
Net change	1,589,233	14,384,266		4,424,461	38,678,358
Class Y Shares:
Proceeds from shares sold .	7,125,893	65,005,811		11,318,972	95,780,149
Reinvested distributions	926,011	8,418,430		576,050	4,983,625
Cost of shares redeemed	(5,746,626)	(52,452,051	)(b)	(1,299,539)	(11,168,302	)(b)
Net change	2,305,278	20,972,190		10,595,483	89,595,472
Total transactions in Fund
shares	5,409,142	$49,139,917		19,793,856	$168,725,748

(a) Net of short-term trading redemption fees of $1,869 and $4,223, for 2010 and 2009, respectively. (See note 5b)
(b) Net of short-term trading redemption fees of $9,595 and $11,443 for 2010 and 2009, respectively.

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability. For the year ended December 31, 2010, fees collected did not have a material effect on the financial highlights.

6. Portfolio Orientation

     The Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds.” High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

7. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

8. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2010

their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

The tax character of distributions:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Ordinary income	$23,068,573	$13,402,642
Long term capital gains	2,767,120	–
	$25,835,693	$13,402,642

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Ordinary income*	$613,423
Unrealized appreciation	12,353,298
$12,966,721

* Ordinary income may include short-term capital gains that were reclassed in accordance with Federal income tax regulations.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A										Class C
									Period										Period
	Year Ended December 31,								Ended		Year Ended December 31,								Ended
	2010		2009		2008		2007		12/31/06(1)		2010		2009		2008		2007		12/31/06(2))
Net asset value, beginning of period	$9.00		$7.71		$9.84		$10.10		$10.00		$9.00		$7.71		$9.84		$10.10		$10.00
Income (loss) from investment operations:
Net investment income	0.55	(3)	0.64	(3)	0.65	(3)	0.63	(3)	0.30	(4)	0.47	(3)	0.57	(3)	0.57	(3)	0.55	(3)	0.26	(4)
Net gain (loss) on securities (both realized
and unrealized)	0.29		1.30		(2.13)		(0.24)		0.11		0.29		1.30		(2.12)		(0.24)		0.10
Total from investment operations	0.84		1.94		(1.48)		0.39		0.41		0.76		1.87		(1.55)		0.31		0.36
Less distributions:
Dividends from net investment income	(0.55)		(0.65)		(0.65)		(0.63)		(0.30)		(0.47)		(0.58)		(0.58)		(0.55)		(0.25)
Distributions from capital gains	(0.24)		–		–		(0.02)		(0.01)		(0.24)		–		–		(0.02)		(0.01)
Total distributions	(0.79)		(0.65)		(0.65)		(0.65)		(0.31)		(0.71)		(0.58)		(0.58)		(0.57)		(0.26)
Net asset value, end of period	$9.05		$9.00		$7.71		$9.84		$10.10		$9.05		$9.00		$7.71		$9.84		$10.10
Total return	9.60	%(7)	25.92	%(7)	(15.72	)%(7)	3.95	%(7)	4.11	%(5)(7)	8.73	%(8)	24.91	%(8)	(16.41)	%(8)	3.11	%(8)	3.63	%(5)(8)
Ratios/supplemental data
Net assets, end of period (in millions)	$51		$44		$16		$12		$5		$33		$26		$7		$4		$1
Ratio of expenses to average net assets	1.12	%(9)	1.00%		1.16%		1.15%		1.53	%(6)	1.92	%(9)	1.80%		1.96%		1.95%		2.04	%(6)
Ratio of net investment income to average
net assets	5.99	%(9)	7.43%		7.05%		6.15%		4.90	%(6)	5.16	%(9)	6.56%		6.28%		5.35%		4.84	%(6)
Portfolio turnover rate	72.39%		154.98%		65.53%		157.39%		100.40	%(5)	72.39%		154.98%		65.53%		157.39%		100.40	%(5)
The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):
Ratio of expenses to average net assets	1.12	%(9)	1.17%		1.62%		2.54%		10.77	%(6)	1.92	%(9)	1.96%		2.39%		3.31%		5.83	%(6)
Ratio of net investment income (loss) to
average net assets	5.99	%(9)	7.26%		6.59%		4.76%		(4.34	)%(6)	5.16	%(9)	6.40%		5.84%		3.99%		1.05	%(6)
The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were (note 3):
Ratio of expenses to average net assets	1.12	%(9)	1.00%		1.00%		1.00%		1.00	%(6)	1.92	%(9)	1.80%		1.80%		1.80%		1.80	%(6)

___________
(1) Commenced operations on 6/01/06.
(2) Commenced operations on 6/08/06.
(3) Per share amounts have been calculated using the daily average shares method.
(4) Per share amounts have been calculated using the monthly average shares method.
(5) Not annualized.
(6) Annualized.
(7) Not reflecting sales charge.
(8) Not reflecting CDSC.
(9) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I							Class Y
						Period							Period
	Year Ended December 31,					Ended		Year Ended December 31,					Ended
	2010		2009	2008	2007	12/31/06(1)		2010		2009	2008	2007	12/31/06(2))
Net asset value, beginning of period	$9.01		$7.72	$9.84	$10.10	$9.96		$9.00		$7.71	$9.84	$10.10	$10.00
Income (loss) from investment operations:
Net investment income	0.55	(3)	0.64 (3)	0.67 (3)	0.64 (3)	0.29	(4)	0.57	(3)	0.66 (3)	0.67 (3)	0.65 (3)	0.32	(4)
Net gain (loss) on securities (both realized
and unrealized)	0.28		1.31	(2.14)	(0.24)	0.15		0.29		1.30	(2.13)	(0.24)	0.10
Total from investment operations	0.83		1.95	(1.47)	0.40	0.44		0.86		1.96	(1.46)	0.41	0.42
Less distributions:
Dividends from net investment income	(0.55)		(0.66)	(0.65)	(0.64)	(0.29)		(0.57)		(0.67)	(0.67)	(0.65)	(0.31)
Distributions from capital gains	(0.24)		–	–	(0.02)	(0.01)		(0.24)		–	–	(0.02)	(0.01)
Total distributions	(0.79)		(0.66)	(0.65)	(0.66)	(0.30)		(0.81)		(0.67)	(0.67)	(0.67)	(0.32)
Net asset value, end of period	$9.05		$9.01	$7.72	$9.84	$10.10		$9.05		$9.00	$7.71	$9.84	$10.10
Total return	9.51%		25.96%	(15.58)%	4.03%	4.50	%(5)	9.81%		26.15%	(15.56)%	4.16%	4.22	%(5)
Ratios/supplemental data
Net assets, end of period (in millions)	$91		$76	$31	$4	$3		$146		$125	$25	$11	$2
Ratio of expenses to average net assets	1.09	%(7)	0.95%	1.07%	1.10%	1.32	%(6)	0.92	%(7)	0.80%	0.96%	0.95%	1.07	%(6)
Ratio of net investment income to average
net assets	6.01	%(7)	7.48%	8.03%	6.24%	5.34	%(6)	6.19	%(7)	7.58%	7.39%	6.40%	5.95	%(6)
Portfolio turnover rate	72.39%		154.98%	65.53%	157.39%	100.40	%(5)	72.39%		154.98%	65.53%	157.39%	100.40	%(5)
The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):
Ratio of expenses to average net assets	1.09	%(7)	1.11%	1.34%	2.70%	7.81	%(6)	0.92	%(7)	0.97%	1.38%	2.26%	5.38	%(6)
Ratio of net investment income (loss) to
average net assets	6.01	%(7)	7.32%	7.76%	4.63%	(1.15	)%(6)	6.19	%(7)	7.42%	6.96%	5.08%	1.65	%(6)
The expense ratios after giving effect to waiver of fees, expense reimbursement and expense offset for uninvested cash balances were (note 3):
Ratio of expenses to average net assets	1.09	%(7)	0.94%	0.93%	0.93%	0.94	%(6)	0.92	%(7)	0.80%	0.80%	0.80%	0.80	%(6)

___________
(1) Commenced operations on 6/29/06.
(2) Commenced operations on 6/08/06.
(3) Per share amounts have been calculated using the daily average shares method.
(4) Per share amounts have been calculated using the monthly average shares method.
(5) Not annualized.
(6) Annualized.
(7) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The tables below are based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended December 31, 2010
	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	6.26%	$1,000.00	$1,062.60	$5.87
Class C	5.84%	$1,000.00	$1,058.40	$10.01
Class I	6.17%	$1,000.00	$1,061.70	$5.61
Class Y	6.37%	$1,000.00	$1,063.70	$4.84

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.13%, 1.93%, 1.08% and 0.93% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of the applicable sales charges or contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2010
	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.51	$5.75
Class C	5.00%	$1,000.00	$1,015.48	$9.80
Class I	5.00%	$1,000.00	$1,019.76	$5.50
Class Y	5.00%	$1,000.00	$1,020.52	$4.74

(1)
Expenses are equal to the annualized expense ratio of 1.13%, 1.93%, 1.08% and 0.93% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calender quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2010 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no current action on the part of shareholders is required.

     For the calendar year ended December 31, 2010, 89.29% of the dividends and distributions paid by Aquila Three Peaks High Income Fund during calendar year 2010 are taxable as ordinary dividend income and 10.71% are taxable as long-term capital gain.

     Prior to February 15, 2011, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2010 calendar year.

Additional Information (unaudited)

Trustees(1)
and Officers
Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex(4)	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Interested Trustee(5)

Diana P. Herrmann New York, NY (02/25/58)	Chair of the Board of Trustees and President since 2006
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex(4)	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Non-interested Trustees

John M. Burlingame Wilmette, IL (04/23/55)	Trustee since 2006	Global Head – Residential Development, Hyatt Hotels Corporation, since 2009, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	1	American Resort Development Association

Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Lead Independent Trustee since 2006
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.
			9	Formerly Trustee, Premier VIT

			Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex(4)	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President –Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	6	None

Russell K. Okata Honolulu, HI (03/22/44)	Trustee since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; director of various civic and charitable organizations.	5	Formerly Trustee, Pacific Capital Funds®; past Chair of the Royal State Group (insurance)

John J. Partridge Providence, RI (05/05/40)	Trustee since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex(4)	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Other Individuals

Chairman Emeritus(7)

Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2006
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.
			N/A	N/A

Officers

Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2006
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.
			N/A	N/A

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex(4)	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2010; Vice President, INVESCO Funds Group, 1998-2003.
			N/A	N/A

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997 - 2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994 - 1997.
			N/A	N/A

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999-2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.
			N/A	N/A

Number of
	Positions		Portfolios	Other Directorships
	Held with		in Fund	Held by Trustee
Name,	Fund and	Principal	Complex(4)	(The position held is
Address(2)	Length of	Occupation(s)	Overseen	a directorship unless
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	indicated otherwise.)

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer and Treasurer since 2006	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.	N/A	N/A

Edward M. W. Hines New York, NY (12/16/39)	Secretary since 2006
Of Counsel to Butzel Long, a professional corporation, counsel to the Fund, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.
			N/A	N/A

John M. Herndon New York, NY (12/17/39)	Assistant Secretary since 2006
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Manager or its predecessor and current parent since 1990.
			N/A	N/A

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIIA-CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.	N/A	N/A

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2006
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.
			N/A	N/A

______________________
(1) The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.
(3) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.
(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund (formerly known as Aquila Rocky Mountain Equity Fund) is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 4, are called the “Aquila Group of Funds.”
(7) The Chairman Emeritus may attend Board meetings but has no voting power.

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Renewal until September 30, 2011 of the Advisory and Administration Agreement (the “Advisory Agreement”) between the Fund and Aquila Investment Management LLC (the “Manager”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Manager and Three Peaks Capital Management, LLC (the “Sub-Adviser”) was approved by the Board of Trustees and the independent Trustees in September, 2010. At a meeting called and held for that purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

•	Copies of the agreements to be renewed;

•	A term sheet describing the material terms of the agreements;

•	The Annual Report of the Fund for the year ended December 31, 2009 and Semi-Annual Report for the six months ended June 30, 2010;

•
A report, prepared by the Manager and provided to the Trustees for the Trustees review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital shares together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager and the Sub-Adviser; and

•	Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

     The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to each agreement reached the conclusions described.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Manager has provided all administrative services to the Fund. The Board considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s shareholder servicing agent and custodian.

     The Manager has arranged for the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees noted the extensive experience of the Sub-Adviser’s Chief Investment Officer and co-portfolio manager, Mr. Sandy Rufenacht, and his investment management team. Since inception of the Fund, the Trustees have received detailed presentations by Mr. Rufenacht covering the Sub-Adviser’s research and investment process. Mr. Rufenacht and his investment management team have also been available and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund’s portfolio, with which to assess the Fund as an investment vehicle in light of prevailing interest rates and economic conditions.

     The Board considered that the Manager and the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with high current income as well as capital appreciation.

     The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Advisory Agreement and the Sub-Advisory Agreement.

The investment performance of the Fund, the Manager and the Sub-Adviser.

     The Board reviewed each aspect of the Fund’s performance and compared its performance with that of its peer group and benchmark index. It was noted that the materials provided by the Manager indicated that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

     The Board concluded that the performance of the Fund was competitive in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The information provided in connection with renewal contained expense data for the Fund and a peer group which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager and the Sub-Adviser of their services to the Fund.

     The Board noted that a significant portion of the management fee had been waived by both the Manager and Sub-Adviser. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2010 through April 30, 2011 so that the total Fund expenses would not exceed 1.15% for Class A Shares, 1.95% for Class C Shares, 1.22% for Class I Shares and 0.95% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive.

     The Board compared the expense and fee data with respect to the Fund to similar data about a peer group of funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees to be paid were similar to and were reasonable as compared to those being paid by other funds in the peer group.

     The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

     The Board further concluded that the lack of profitability to the Manager and Sub-Adviser was consistent with approval of the fees to be paid under the Advisory Agreement and Sub-Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

The extent to which economies of scale would be realized as the Fund grows.

     Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation and that the Manager had indicated that it intended to continue waiving fees and subsidizing expenses as necessary in order that the Fund would remain competitive. It was noted that the Sub-Advisory Agreement contains breakpoints. Evaluation of this factor indicated to the Board that the Advisory Agreement and Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Board observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

PRIVACY NOTICE (unaudited)

Aquila Three Peaks High Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Diana P. Herrmann, Chair
John M. Burlingame
Theodore T. Mason
Glenn P. O’Flaherty
Russell K. Okata
John J. Partridge

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Edward M.W. Hines, Secretary

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON INVESTMENT SERVICING (US) INC.
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2010 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of  Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

a) (1) (i) The Registrant's board of trustees has determined that Mr. Glenn O'Flaherty, a member of its audit committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $15,000 in 2009 and $18,000 in 2010.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,000 in 2009 and 2010, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) through c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if,  based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS HIGH INCOME FUND

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Chair and President March 7, 2011

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Chair and President March 7, 2011

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 7, 2011

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.